UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Gold and Precious Metals Limited
(Exact name of registrant as specified in charter)

400 S. El Camino Real, Suite 710, San Mateo, CA	94402
(Address of principal executive offices)	(Zip code)

JP Morgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant’s telephone number, including area code:	650-376-3135

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2015

ASA Gold and Precious Metals Limited

Annual Report and Financial Statements

November 2015

Cover photograph by Jim van Gundy

ASA Gold and Precious Metals Limited

Annual Report and
Financial Statements

November 30, 2015

Table of Contents

Letter to shareholders 2
Forward-looking statements 5
Certain investment policies and restrictions 6
Report of independent registered public accounting firm 6
Schedules of investments 7
Portfolio statistics 9
Principal portfolio changes 9
Statements of assets and liabilities 10
Statements of operations 11
Statements of changes in net assets 12
Notes to financial statements 13
Financial highlights 18
Certain tax information for U.S. shareholders 19
Dividend reinvestment and stock purchase plan 19
Privacy notice 20
Results of proposals presented at the annual general meeting of shareholders 21
Proxy voting 21
Form N-Q 21
Common shares repurchased 21
Board of directors and officers 22
Other information 23

Letter to Shareholders

Over the last year, the improving U.S. economic outlook combined with broad economic weakness elsewhere in the world significantly strengthened the U.S. dollar, while weakening the demand for gold. This combination of drivers negatively affected the gold price, which declined 10.2% during the fiscal year ended November 30, 2015. Gold was not the only commodity that suffered from a weak price environment; copper, coal, iron ore, nickel and oil all witnessed multi-year lows in 2015.

Falling metals prices negatively impacted the performance of mining company shares during the last year. For the fiscal year ended November 30, 2015, ASA Gold and Precious Metals Limited (“ASA” or the “Company”) reported a total return of negative 27.2% based on its net asset value (“NAV”), including reinvested dividends, compared with a total return of negative 21.3% for the FTSE Gold Mines Total Return Index (the “FTGMI”). ASA’s diversified portfolio, as compared to that of the FTGMI, negatively affected the performance of the Company as diversified, non-gold mining companies generally underperformed gold mining companies.

At fiscal year-end, total net assets of ASA were $160.7 million, 27.5% lower than a year earlier due to a decline in the value of its investments. Income generated by dividends from portfolio investments declined by 24.9% during 2015 due to lower commodity prices and reduced profitability in the mining industry. We expect investment income to decline further during 2016. Even with a rise in prices, we believe the industry will take time to recover from the current environment before we would expect distributions from our portfolio companies to increase. Despite reductions in the Company’s operating costs during the past fiscal year, lower net assets have resulted in ASA’s average expense ratio rising from 1.4% during 2014 to 1.6% during 2015.

The discount at which ASA’s shares traded in the market increased from 6.6% at the beginning of the fiscal year to 14.1% at year-end. The total return for the fiscal year, based on ASA’s share price, was a negative 33.0%, including reinvested dividends.

The Board of Directors (the “Board”) monitors the Company’s share price and discount to NAV on an ongoing basis and has, in the past, authorized tender offers and adopted a Share Repurchase Program. In addition, the Company has engaged in marketing activities to increase investor awareness and understanding of the Company. The Board believes that these efforts may help keep the Company’s discount narrow in the short term. Recently, there has been a widening of the discount at which the Company’s shares trade. The Board believes that these discount levels are consistent with and reflective of the decline in gold and falling investor confidence in the overall sector, including gold-oriented investment companies.

At present, the Board does not believe that either a tender offer or share repurchases would materially benefit shareholders, or accomplish a meaningful narrowing of the discount at which ASA’s shares are trading in the market. The Company would have to sell depressed portfolio securities to raise cash for such actions, the expense ratio would likely increase as assets diminish, and overall share liquidity could be adversely affected due to the lower market float. On the other hand, current market conditions offer investment opportunities for the Company because of the depressed values of the securities in which ASA invests. The Board believes that the best course for the Company is for management to focus on the investment program. The Board will continue to evaluate the discount, market conditions and possible options for the Company, including tender offers and share repurchases.

The Fed Acts

For the last couple of years, the U.S. dollar gold price has been under pressure as economic conditions in the U.S. have improved and speculation mounted as to when the U.S. Federal Reserve (the “Fed”) would increase interest rates for the first time in over nine years. Fear that rising interest rates would drive the value of the U.S. dollar higher, and thus put pressure on gold, has caused much of the volatility in the gold price through 2015 and, more recently, contributed to the sell off prior to the interest rate increase. In the past 35 years, the U.S. has experienced five interest rate increases and gold has performed differently during each period. In three of these periods gold traded relatively flat; in one it was up significantly; and in the other down significantly. We believe that no clear correlation between a rising Fed funds rate and the gold price can be drawn, suggesting that the market’s recent concern regarding the implication of rising interest rates may be misguided. Based on this historical observation, we believe gold stands an equal chance to be up as well as down during the current period as it will once again be influenced by many factors, such as investor diversification, sovereign reserves and the strength of the U.S. dollar. We believe that investors have now largely discounted the increase in interest rates and with outflows of gold from the ETF products slowing, commercial long gold positions near all-time lows, and net short positions at high levels, the potential for stabilization in the gold price has increased.

Table 1: U.S. Federal Fund Rates Increases

Time Period	Beginning and Ending Fed Rate	Change in Gold Price
1983 – 1984	8.50% – 11.75%	-19%
1986 – 1989	5.88% – 9.75%	-1%
1994 – 1995	3.00% – 6.00%	-3%
1999 – 2000	4.75% – 6.50%	5%
2004 – 2006	1.25% – 5.25%	49%

Source: ASA, Bloomberg

The U.S. dollar strengthened throughout 2015. While the dollar remains one of the key factors that could influence the gold price in 2016, its impact on ASA’s portfolio is mixed. Gold tends to be negatively correlated with the U.S. dollar, meaning a rising U.S. dollar may result in a decrease in the gold price. Many of ASA’s investments, however, are domiciled outside the United States and have operations denominated in other currencies. As the value of the U.S. dollar rises, the revenue generated by these companies’ increases as the gold price rises in local currency terms. This provides a built in hedge that helps protect these operators when this occurs. Newcrest Mining Ltd., an Australian listed company with significant exposure to the Australian dollar, saw operating margins improve from 31% in its fiscal year 2014 to 36% in fiscal year 2015 despite a drop in the U.S. dollar gold price. Almost all of this can be attributed to favorable foreign exchange movements. As a result, Newcrest’s share price outperformed the FTGMI over the same time period.

ASA’s portfolio is globally diversified with investment exposure to numerous currencies. We believe that this approach helps to mitigate risk on many levels and plays an important role in the Company’s investment strategy.

Chart 1: Gold Price by Currency

Source: ASA, Bloomberg

Industry / Portfolio Trends

The mining industry is in a difficult position after four years of falling metal prices. Producers added significant levels of debt to their balance sheets in recent years for acquisitions and to develop projects which, after the decline in metal prices, have marginal economics. Now, to reduce their debt burdens, many of these producers are forced to sell assets at reduced valuations. The upside to this scenario is that the mining industry is becoming healthier and should perform better as prices stabilize and eventually improve. ASA continues to thoroughly evaluate every mining investment, taking into account asset quality, balance sheet health and operating strategy, which we believe carries even more importance in this stressed environment.

Throughout fiscal 2015, ASA increased its allocation to gold developers due to the potential for greater upside relative to producer peers. We believe developers offer the ability to generate significant shareholder value as they move into commercial production and begin to generate positive cash flow. In gold development companies we look for high quality assets, projects that are fully financed, good management teams and assets that may be attractive to potential acquirers. During the first half of fiscal 2015 we added positions in Asanko Gold Inc., Guyana Goldfields Inc. and Romarco Minerals Inc. In October 2015, Romarco was acquired by OceanaGold Corporation, a mid-tier gold producer. In the second half we added a new position in gold developer TMAC Resources Inc. and continued to add to our positions in Asanko and Guyana at attractive prices. A number of our gold development companies are expected to begin producing gold and generating positive cash flow in the next twelve months, which we view as an important milestone and positive catalyst to generating shareholder returns.

In August 2015, ASA exited two investments due, in part, to their inability to generate positive shareholder returns in a depressed commodity environment. The sharp decline in the gold price in late July made many of the assets of Harmony Gold Mining Company Ltd. unprofitable. At the same time, they announced the retirement of their CEO, leading to concerns regarding the leadership of the company. The combination of these two events caused us to reconsider our investment. Similarly, the sale of our position in Anglo American plc was due to what we saw as its poor corporate structure in a weak commodity environment. Slowing growth in China coupled with global economic weakness, led to tumbling prices in base metals. As a result, Anglo American’s balance sheet became pressured, potentially forcing the company to consider some difficult actions, such as possible core asset sales.

In line with a trend witnessed in recent years, ASA’s investments in South African mining securities continued to decline during 2015 to 7.7% of net assets from 11.2% at the end of fiscal 2014. This is largely due to sales in and performance of Anglo American Platinum Ltd. and Impala Platinum Holdings Ltd. We believe structural issues within the South African platinum mining industry may have deteriorated to the point that further investment in this sector has become unsustainable. The Company’s exit from Harmony and the underperformance of some investments domiciled in South Africa also contributed to the decrease in the Company’s exposure to South Africa.

The Company’s investments in Canadian domiciled gold companies continued to increase and represented 52% of net assets at fiscal year-end 2015 vs. 45% at fiscal year-end 2014. This is a result of relative performance as well as the additional investments in developers that we discussed previously.

ASA’s investments in the diamond mining industry increased again during fiscal year 2015 to 4.6% of net assets from 3.4% at the end of fiscal year 2014. A new investment in Dominion Diamond Corporation and the outperformance of Stornoway Diamond Corporation accounted for the increased allocation to this sector. While diamond prices have been weak recently due to the slowing economy in China and excess inventories of polished diamonds, we remain optimistic regarding the outlook over the medium to long term.

Chart 2: Regional Holdings by Country of Domicile

As of fiscal year-end 2015
Source: ASA

Chart 3: Investment Holdings by Sector

As of fiscal year-end 2015
Source: ASA

We appreciate the support of both the Board and our shareholders over the past year. We encourage shareholders to contact us with any questions that they may have either via the Company website at www.asaltd.com or by calling us directly at 1-800-432-3378.

David Christensen

President, Chief Executive Officer and Chief Investment Officer

January 19, 2016

Copies of financial reports for ASA Gold and Precious Metals Limited, as well as its latest net asset value, may be requested from ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA (650) 376-3135 or (800) 432-3378, and may be found on the Company’s website (www.asaltd.com). We would like to call to your attention the availability of the Dividend Reinvestment and Stock Purchase Plan. See page 19 of this report for information on how shareholders can participate in this plan.

* * * * * *

The Annual General Meeting of Shareholders will be held on Tuesday, March 15, 2016 at 10:00 a.m. EST at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, New York, USA. We look forward to your attendance.

Forward-Looking Statements

This shareholder letter includes forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown.

This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

Certain Investment Policies and Restrictions

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The concentration of investments in a particular industry or group of industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment. If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The percentage of voting securities of any one issuer that the company may acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
ASA Gold and Precious Metals Limited

We have audited the accompanying statements of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”) including the schedules of investments, as of November 30, 2015 and November 30, 2014, and the related statements of operations and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for the year ended November 30, 2011, and in their report, dated January 24, 2012, they expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company, as of November 30, 2015 and November 30, 2014, and the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 19, 2016

Schedules of Investments

November 30, 2015 and November 30, 2014

	2015			2014
			Percent			Percent
	Shares/		of Net	Shares/		of Net
Name of Company	Warrants	Value	Assets	Warrants	Value	Assets
Common Shares

Gold and Silver Investments Gold mining, exploration, development and royalty companies
Australia
Newcrest Mining Limited, (1)	1,215,000	$9,732,150	6.1%	1,315,000	$11,019,700	5.0%
Canada
Agnico Eagle Mines Limited	539,300	14,264,485	8.9	479,300	11,201,580	5.1
Alacer Gold Corporation, (2)	918,200	1,766,166	1.1	918,200	1,640,792	0.7
Alamos Gold Inc.	600,000	1,823,217	1.1	250,000	1,694,989	0.8
Argonaut Gold Inc., (1)	430,000	399,072	0.2	430,000	689,296	0.3
Asanko Gold Inc., (1)	850,000	1,278,722	0.8	—	—	—
B2Gold Corporation, (1)	1,594,338	1,742,185	1.1	1,594,338	2,597,643	1.2
Barrick Gold Corporation	1,375,000	10,092,500	6.3	1,400,000	16,604,765	7.5
Belo Sun Mining Corporation, (1)	2,600,000	437,841	0.3	2,600,000	261,913	0.1
Centerra Gold Inc.	200,000	1,086,745	0.7	625,000	2,852,356	1.3
Detour Gold Corporation, (1)	300,000	3,123,269	1.9	250,000	1,857,043	0.8
Eldorado Gold Corporation	650,000	1,989,000	1.2	650,000	4,059,653	1.8
Franco-Nevada Corporation	185,000	8,887,920	5.5	225,000	11,275,622	5.1
Goldcorp Inc.	932,400	11,011,644	6.9	967,400	18,981,920	8.5
Guyana Goldfields Inc., (1)	579,100	1,278,606	0.8	—	—	—
Kinross Gold Corporation, (1)	1,000,000	1,920,000	1.2	1,000,000	2,776,804	1.3
New Gold Inc., (1)	600,000	1,326,000	0.8	600,000	2,396,636	1.1
OceanaGold Corporation, (4)	1,054,013	2,035,292	1.3	—	—	—
Primero Mining Corporation, (1)	200,000	454,000	0.3	200,000	825,158	0.4
Semafo Inc., (1)	700,000	1,650,326	1.0	—	—	—
TMAC Resources Inc. – 144A, (1)(3)	185,000	844,622	0.5	—	—	—
Torex Gold Resources Inc., (1)	2,800,000	2,472,869	1.5	2,800,000	3,163,980	1.4
Torex Gold Resources Inc. – 144A, (1)(3)	1,250,000	1,103,959	0.7	1,250,000	1,412,491	0.6
		70,988,440	44.2		84,292,641	38.0
Channel Islands
Randgold Resources Limited – ADRs	297,100	18,004,260	11.2	369,600	23,905,728	10.8
Peru
Compañia de Minas Buenaventura S.A.A. – ADRs, (2)	799,000	3,787,260	2.4	799,000	7,390,750	3.3
South Africa
AngloGold Ashanti Limited, (1)	823,420	5,269,888	3.3	593,194	5,077,741	2.3
Gold Fields Limited	1,029,577	2,604,830	1.6	1,029,577	4,221,266	1.9
Harmony Gold Mining Company Limited, (1)	—	—	—	400,000	684,000	0.3
Sibanye Gold Limited	1,029,577	1,356,468	0.8	1,029,577	1,768,299	0.8
		9,231,186	5.7		11,751,306	5.3
United Kingdom
Amara Mining plc, (1)	5,000,000	534,488	0.3	5,000,000	1,222,266	0.6
Amara Mining plc – 144A, (1)(3)	4,135,000	442,022	0.3	—	—	—
		976,510	0.6		1,222,266	0.6
United States
Newmont Mining Corporation	695,368	12,801,725	8.0	620,368	11,414,771	5.1
Royal Gold, Inc.	210,000	7,549,500	4.7	210,000	13,372,800	6.0
		20,351,225	12.7		24,787,571	11.1
Total gold mining, exploration, development and royalty companies (Cost $208,926,336 – 2015, $210,413,739 – 2014)		133,071,030	82.8		164,369,962	74.1

Silver mining, exploration and development companies
Canada
Tahoe Resources Inc., (4)	708,200	6,228,089	3.9	708,200	11,023,751	5.0
Total silver mining, exploration and development companies (Cost $4,751,868 – 2015 & 2014)		6,228,089	3.9		11,023,751	5.0
Total gold and silver investments (Cost $213,678,204 – 2015,$215,165,607 – 2014)		$139,299,119	86.7%		$175,393,713	79.1%

The notes to financial statements form an integral part of these statements.

Schedules of Investments (continued)

November 30, 2015 and November 30, 2014

	2015			2014
			Percent			Percent
	Shares/		of Net	Shares/		of Net
Name of Company	Warrants	Value	Assets	Warrants	Value	Assets
Platinum and Palladium Investments
Platinum and palladium mining companies
South Africa
Anglo American Platinum Limited, (1)	135,100	$1,870,116	1.2%	220,100	$7,411,076	3.3%
Impala Platinum Holdings Limited, (1)	572,400	1,252,693	0.8	772,400	5,632,345	2.5
		3,122,809	1.9		13,043,421	5.8
United States
Stillwater Mining Co., (1)	150,000	1,404,000	0.9	—	—	—
Exchange traded funds
ETFS Palladium Trust, (1)	70,000	3,671,500	2.3	70,000	5,489,400	2.5
ETFS Platinum Trust, (1)	22,500	1,802,700	1.1	22,500	2,620,575	1.2
		5,474,200	3.4		8,109,975	3.7
Total platinum and palladium investments (Cost $10,287,755 – 2015, $8,733,391 – 2014)		10,001,009	6.2		21,153,396	9.5
Diamond Mining, Exploration and Development Companies
Bermuda
Petra Diamonds Limited, (4)	1,000,000	965,842	0.6	1,000,000	3,089,888	1.4
Canada
Dominion Diamond Corporation, (4)	50,000	412,500	0.3	—	—	—
Stornoway Diamond Corporation – 144A, (1)(3)	7,857,200	4,880,979	3.0	7,857,200	3,578,962	1.6
Stornoway Diamond Corporation, (1)	1,639,500	1,018,475	0.6	1,639,500	746,794	0.3
		6,311,954	3.9		4,325,756	1.9
Total diamond mining, exploration and development companies (Cost $9,549,559 – 2015, $8,909,336 – 2014)		7,277,797	4.5		7,415,644	3.3
Diversified Mineral Resources Companies
United Kingdom
Anglo American plc	—	—	—	200,000	4,134,974	1.9
United States
Freeport-McMoRan Inc.	315,000	2,576,700	1.6	365,000	9,800,250	4.4
Total diversified mineral resources companies (Cost $10,318,843 – 2015, $12,789,287 – 2014)		2,576,700	1.6		13,935,224	6.3
Total common shares (Cost $243,834,361 – 2015, $245,597,621 – 2014)		159,154,625	99.0		217,897,977	98.2
Warrants

Diamond Mining, Exploration and Development Companies
Canada
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016 – 144A, (1)(3)	3,928,600	132,316	0.1	3,928,600	189,272	0.1
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016, (1)	819,750	27,609	0.0	819,750	39,494	0.0
Total warrants (Cost $511,408 – 2015 & 2014)		159,925	0.1		228,766	0.1
Total investments (Cost $244,345,769 – 2015, $246,109,029 – 2014), (5)		159,314,550	99.1		218,126,743	98.3
Cash, receivables, and other assets less liabilities		1,429,218	0.9		3,673,288	1.7
Net assets		$160,743,768	100.0%		$221,800,031	100.0%

(1)	Non-income producing security.
(2)	Non-income producing security in 2015 only.
(3)	Restricted security.
(4)	Non-income producing security in 2014 only.
(5)	Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2015 were $28,951,517 and $113,982,735, respectively, resulting in net unrealized depreciation on investments of ($85,031,218). Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2014 were $66,178,800 and $94,161,087, respectively, resulting in net unrealized depreciation on investments of ($27,982,287).
ADR – American Depository Receipt.
May not total due to independent rounding.
The notes to financial statements form an integral part of these statements.

Portfolio Statistics (unaudited)

November 30, 2015 and November 30, 2014

Geographic Breakdown*	2015	2014
Australia	6.1%	5.0%
Bermuda	0.6%	1.4%
Canada	52.1%	45.0%
Channel Islands	11.2%	10.8%
Peru	2.4%	3.3%
South Africa	7.7%	11.2%
United Kingdom	0.6%	2.4%
United States	18.5%	19.3%
Cash	0.9%	1.7%
	100.0%	100.0%

*	Geographic breakdown, which is based on company domiciles, is expressed as a percentage of total net assets including cash.

May not total due to independent rounding.

Principal Portfolio Changes in Shares for the Years Ended (unaudited)

November 30, 2015 and November 30, 2014

	2015		2014
Investments	Increase	Decrease	Increase	Decrease
Agnico Eagle Mines Limited	60,000		50,000
Alamos Gold Inc.	350,000		250,000
Amara Mining plc			5,000,000
Amara Mining plc – 144A, (1)	4,135,000
Anglo American plc		200,000
Anglo American Platinum Limited		85,000
AngloGold Ashanti Limited	230,226
Asanko Gold Inc.	850,000
AuRico Metals Inc., (2)	197,865	197,865
B2Gold Corporation			600,000
Barrick Gold Corporation		25,000
Centerra Gold Inc.		425,000
Compañia de Minas Buenaventura S.A.A. – ADRs				50,000
Detour Gold Corporation	50,000
Dominion Diamond Corporation	50,000
Franco-Nevada Corporation		40,000
Freeport-McMoRan Inc.		50,000		185,000
Goldcorp Inc.		35,000		15,000
Guyana Goldfields Inc.	579,100
Harmony Gold Mining Company Limited		400,000
Impala Platinum Holdings Limited		200,000
Newcrest Mining Limited		100,000
Newmont Mining Corporation	75,000
NovaCopper Inc				205,861
OceanaGold Corporation, (3)	1,054,013
Osisko Mining Corporation				1,292,400
Petra Diamonds Limited			1,000,000
Primero Mining Corporation			200,000
Randgold Resources Limited – ADRs		72,500		27,600
Romarco Minerals Inc., (3)	1,373,500	1,373,500
Romarco Minerals Inc. – 144A, (1)(3)	3,000,000	3,000,000
Royal Gold, Inc.	45,000	45,000
Semafo Inc.	700,000
Silver Lake Resources Limited				3,300,000
Stillwater Mining Company	150,000
Stornoway Diamond Corporation – 144A, (1)(4)			7,857,200
Stornoway Diamond Corporation, (5)			1,639,500	1,639,500
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016 – 144A, (1)(4)			3,928,600
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016, (5)			819,750
Tahoe Resources Inc.				125,000
TMAC Resources Inc. – 144A, (1)	185,000
Torex Gold Resources Inc.			650,000
Torex Gold Resources Inc. – 144A, (1)(6)			1,250,000
Torex Gold Resources Inc., C$1.50 Warrants, 08/05/2014 – 144A, (1)(6)			625,000	625,000
West Kirkland Gold Mining Inc., (1)				909,091

(1)	Restricted security.
(2)	Position received as a result of a merger between Alamos Gold Inc. and AuRico Gold Inc.
(3)	OceanaGold Corporation acquired Romarco Minerals Inc. on October 6, 2015 for .241 OceanaGold share per 1 Romarco share.
(4)	On May 14, 2014 ASA purchased 7,857,200 Stornoway Diamond Corporation Subscription Receipts – 144A. Each receipt consisted of 1 share of Stornoway Diamond Corporation – 144A and 0.5 Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016 – 144A. The receipts were split into their individual pieces on July 8, 2014.
(5)	On June 25, 2014 ASA purchased 1,639,500 Stornoway Diamond Corporation Subscription Receipts. Each receipt consisted of 1 share of Stornoway Diamond Corporation and 0.5 Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016. The receipts were split into their individual pieces on July 8, 2014.
(6)	On January 22, 2014 ASA purchased 1,250,000 Torex Gold Resources Inc. Units – 144A. Each unit consisted of 1 share of Torex Gold Resources Inc. –144A and 0.5 Torex Gold Resources Inc., C$1.50 Warrants, 08/05/2014 – 144A. The units were split into their individual pieces on February 18, 2014.

Statements of Assets and Liabilities

November 30, 2015 and 2014

	2015	2014
Assets
Investments, at value
Cost $244,345,769 in 2015
$246,109,029 in 2014	$159,314,550	$218,126,743
Cash & cash equivalents	2,750,612	4,934,388
Dividends receivable, net of withholding tax payable	87,461	98,880
Other assets	197,032	173,214
Total assets	$162,349,655	$223,333,225

Liabilities
Accrued affiliate expenses	$772,047	$773,560
Accounts payable and accrued liabilities	198,411	174,828
Liability for retirement benefits due to current and future retired directors	635,429	584,806
Total liabilities	$1,605,887	$1,533,194
Net assets	$160,743,768	$221,800,031
Common shares $1 par value
Authorized: 40,000,000 shares
Issued and Outstanding: 19,289,905 shares	$19,289,905	$19,289,905
Share premium (capital surplus)	1,372,500	1,372,500
Undistributed net investment income (loss)	12,566,762	15,051,370
Undistributed net realized gain (loss) from investments	329,028,365	326,529,183
Undistributed net realized gain (loss) from foreign currency transactions	(116,482,514)	(112,460,640)
Net unrealized appreciation (depreciation) on investments	(85,031,219)	(27,982,287)
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(31)	—
Net assets	$160,743,768	$221,800,031
Net asset value per share	$8.33	$11.50

The closing price of the Company’s shares on the New York Stock Exchange was $7.16 and $10.74 on November 30, 2015 and 2014, respectively.

The notes to financial statements form an integral part of these statements.

Statements of Operations

For the years ended November 30, 2015 and 2014

	2015	2014
Investment income
Dividend income (net of foreign withholding taxes of $475,153 and $689,977 respectively, and ADR fees of $6,792 and $7,944, respectively)	$1,655,641	$2,205,818
Interest income	2,872	4,853
Total investment income	1,658,513	2,210,671
Expenses
Shareholder reports and proxy expenses	97,229	109,690
Directors’ fees and expenses	238,417	257,645
Retired directors’ fees	90,000	90,000
Investment research	1,079,960	993,131
Administration and operations	1,151,111	1,295,053
Fund accounting	163,076	168,076
Transfer agent, registrar and custodian	97,570	97,476
Legal fees	151,811	449,848
Audit fees	55,000	53,000
Professional fees – other	1,000	3,000
Insurance	168,201	154,063
Dues and listing fees	25,000	25,000
Depreciation expense	2,527	—
Other	—	2,102
Total expenses	3,320,902	3,698,084
Change in retirement benefits due to directors	50,623	(28,774)
Net expenses	3,371,525	3,669,310
Net investment income (loss)	(1,713,012)	(1,458,639)
Net realized and unrealized gain (loss) from investments and foreign currency transactions
Net realized gain (loss) from investments
Proceeds from sales	20,786,203	23,442,845
Cost of securities sold	18,287,021	32,709,404
Net realized gain (loss) from investments	2,499,182	(9,266,559)
Net realized gain (loss) from foreign currency transactions
Investments	(4,021,823)	(1,019,635)
Foreign currency	(51)	(882)
Net realized gain (loss) from foreign currency transactions	(4,021,874)	(1,020,517)
Net increase (decrease) in unrealized appreciation (depreciation) on investments
Balance, beginning of period	(27,982,287)	(11,952,529)
Balance, end of period	(85,031,219)	(27,982,287)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(57,048,932)	(16,029,758)
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(31)	—
Net realized and unrealized gain (loss) from investments and foreign currency transactions	(58,571,655)	(26,316,834)
Net increase (decrease) in net assets resulting from operations	$(60,284,667)	$(27,775,473)

The notes to financial statements form an integral part of these statements.

Statements of Changes in Net Assets

For the years ended November 30, 2015 and 2014

	2015	2014
Net investment income (loss)	$(1,713,012)	$(1,458,639)
Net realized gain (loss) from investments	2,499,182	(9,266,559)
Net realized gain (loss) from foreign currency transactions	(4,021,874)	(1,020,517)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(57,048,932)	(16,029,758)
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(31)	—
Net increase (decrease) in net assets resulting from operations	(60,284,667)	(27,775,473)
Dividends paid/payable
From net investment income	(771,596)	(771,596)
Net increase (decrease) in net assets	(61,056,263)	(28,547,069)
Net assets, beginning of year	$221,800,031	250,347,100
Net assets, end of year (including undistributed net investment income of $12,566,762 in 2015 and $15,051,370 in 2014)	$160,743,768	$221,800,031

The notes to financial statements form an integral part of these statements.

Notes to Financial Statements

Years ended November 30, 2015 and 2014

1. Organization

ASA Gold and Precious Metals Limited (the “Company”) is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as an exempted limited liability company under the laws of Bermuda.

2. Summary of significant accounting policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) or the Toronto Stock Exchange (the “TSX”), whichever is later, on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value,” that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded in U.S. markets, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

B. Restricted securities

At November 30, 2015 and November 30, 2014, the Company held investments in restricted securities of 4.61% and 2.34% of net assets, respectively, valued in accordance with procedures approved by the Company’s Board of Directors as follows:

Restricted Securities November 30, 2015
Shares/ Warrants	Cost	Issuer	Value Per Unit	Value	Acquisition Date
185,000	$898,101	TMAC Resources, Inc. – 144A	$4.57	$844,622	06/26/2015
4,135,000	1,008,461	Amara Mining plc – 144A	0.11	442,022	01/21/2015
7,857,200	4,641,822	Stornoway Diamond Corporation – 144A	0.62	4,880,979	07/08/2014
3,928,600	415,686	Stornoway Diamond Corporation, C$0.90 Warrants, 7/08/2016 – 144A	0.03	132,316	07/08/2014
1,250,000	1,351,000	Torex Gold Resources, Inc. – 144A	0.88	1,103,959	01/22/2014

Restricted Securities November 31, 2014
Shares/ Warrants	Cost	Issuer	Value Per Unit	Value	Acquisition Date
7,857,200	$4,641,822	Stornoway Diamond Corporation – 144A	$0.46	$3,578,962	07/08/2014
3,928,600	415,686	Stornoway Diamond Corporation, C$0.90 Warrants, 7/08/2016 – 144A	0.05	189,272	07/08/2014
1,250,000	1,351,000	Torex Gold Resources, Inc. – 144A	1.13	1,412,491	01/22/2014

C. Fair value measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier

Notes to Financial Statements (continued)

Years ended November 30, 2015 and 2014

hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 –	unadjusted quoted prices in active markets for identical investments
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2015 and November 30, 2014 in valuing the Company’s investments at fair value:

Investment in Securities

Measurements at November 30, 2015

Description (1)	Level 1	Level 2	Level 3	Total

Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies	$111,717,091	$21,353,939	$—	$133,071,030
Silver mining, exploration and development companies	6,228,089	—	—	6,228,089
Platinum and Palladium Investments
Platinum and palladium mining companies	4,526,809	—	—	4,526,809
Exchange traded funds	5,474,200	—	—	5,474,200
Diamond Mining, Exploration and Development Companies	2,396,818	4,880,979	—	7,277,797
Diversified Mineral Resources Companies	2,576,700	—	—	2,576,700
Total Common Shares	132,919,707	26,234,918	—	159,154,625

Warrants
Diamond Mining, Exploration and Development Companies	27,609	132,316	—	159,925
Total Investments	$132,947,316	$26,367,234	$—	$159,314,550

Transfers into and out of levels are recognized at the end of the period. There were no transfers into and out of Levels 1, 2, and 3 at November 30, 2015.

(1) See schedules of investments for country classifications.

May not total due to independent rounding.

Notes to Financial Statements (continued)

Years ended November 30, 2015 and 2014

Investment in Securities

Measurements at November 30, 2014

Description (1)	Level 1	Level 2	Level 3	Total

Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies	$140,186,466	$24,183,496	$—	$164,369,962
Silver mining, exploration and development companies	11,023,751	—	—	11,023,751
Platinum and Palladium Investments
Platinum and palladium mining companies	13,043,421	—	—	13,043,421
Exchange traded funds	8,109,975	—	—	8,109,975
Diamond Mining, Exploration and Development Companies	3,836,682	3,578,962	—	7,415,644
Diversified Mineral Resources Companies	9,800,250	4,134,974	—	13,935,224
Total Common Shares	186,000,545	31,897,432	—	217,897,977

Warrants
Diamond Mining, Exploration and Development Companies	39,494	189,272	—	228,766
Total Investments	$186,040,038	$32,086,704	$—	$218,126,743

Transfers into and out of levels are recognized at the end of the period. There were no transfers into and out of Levels 1, 2, and 3 at November 30, 2014.

(1) See schedules of investments for country classifications.

May not total due to independent rounding.

D. Cash and Cash Equivalents

The Company considers all money market fund and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The majority of the Company’s cash and cash equivalents at November 30, 2014 consisted of overnight deposit of excess funds in a commercial paper sweep instrument issued by JPMorgan Chase & Co (“JPM”). JPM discontinued the commercial paper sweep instrument effective August 1, 2015.

E. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported one hour after the Valuation Time. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Company separately reports the effect of changes in foreign exchange rates from changes in market prices of securities held. The resulting net foreign currency gain or loss is included on the Statements of Operations. Realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, fluctuation in exchange rates between the initial purchase date and subsequent sale date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

F. Securities Transactions and Investment Income

During the year ended November 30, 2015, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $20,786,203 and $20,545,628, respectively. During the year ended November 30, 2014, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $23,442,845 and $19,130,693, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes or ADR fees, if any. Interest income is recognized on the accrual basis.

G. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

Notes to Financial Statements (continued)

Years ended November 30, 2015 and 2014

H. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. It is management’s opinion that all adjustments necessary for a fair statement of the results of the interim periods presented have been made. All adjustments are of a normal recurring nature.

I. Basis of Presentation

The financial statements are presented in U.S. dollars.

J. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years (2012 – 2015). As of November 30, 2015 and November 30, 2014, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

3. Tax status of the Company

The Company is a passive foreign investment company (“PFIC”) and is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activity in the United States is trading in stocks or securities for its own account; under the U.S. federal tax law that activity does not constitute a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to withholding tax.

4. Exemptive order

The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order was originally conditioned upon, among other things, the Company complying with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States different than those required of other registered investment companies. These conditions made it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification than if it were not subject to such requirements. On June 18, 2013, the SEC issued an order that amended certain conditions contained in the Company’s then-existing exemptive order, most notably, the Company’s ability to hold assets and settle trades in Canada, Australia, the United Kingdom, the United States, South Africa and Hong Kong (text of relief granted is available at: http://www.sec.gov/Archives/edgar/data/1230869/999999999713009907/filename1.pdf).

5. Retirement plans

The Company has recorded a liability for retirement benefits due to retired directors and one current director upon retirement. The liability for these benefits at November 30, 2015 and November 30, 2014 was $635,429 and $584,806, respectively. The liability increased as a result of a revised mortality table which decreased the mortality rates. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

6. Concentration risk

The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company also invests a substantial portion of its assets in companies that are domiciled and/or have operations outside of the United States, including emerging market countries, such as South Africa. The Company is, therefore, subject to gold and precious metals-related risk as well as risk related to investing in foreign securities, including political, economic, regulatory, liquidity, currency fluctuation, and foreign exchange risks. The Company currently is invested in a limited number of securities and thus, holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

7. Indemnifications

In the ordinary course of business, the Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown.

Notes to Financial Statements (continued)

Years ended November 30, 2015 and 2014

8. Compensation matters

For the years ended November 30, 2015 and November 30, 2014, the aggregate remuneration paid to the Company’s officers was $1,530,343 and $1,634,728, respectively. In addition, $671,000 and $678,100, respectively was accrued for bonuses to the Company’s officers and employees. The accrued bonuses are reflected in the “Accrued affiliated expenses” on the Statements of Assets and Liabilities. The aggregate remuneration paid to the Company’s directors was $213,000 and $216,000, respectively.

9. Operating lease commitment

In November 2012, the Company entered into a five-year operating lease agreement in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $286,633 as of November 30, 2015. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

12/01/15 – 11/30/16	$125,206
12/01/16 – 11/30/17	128,953
12/01/17 – 02/28/18	32,474
Total	$286,633

10. Share repurchase

The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable.

The Company had 19,289,905 shares outstanding as of November 30, 2015 and November 30, 2014. There were no repurchases during the years ended November 30, 2015 and 2014.

11. Legal proceedings

On September 30, 2013, Firsthand Technology Value Fund, Inc. (“Plaintiff”) filed a lawsuit in California Superior Court against the Company and one of its then-independent directors Phillip Goldstein (“Co-Defendant”). Plaintiff alleged, among other things, intentional interference with contractual relations and unfair competition in violation of the California Business and Professions Code. On November 19, 2013, pursuant to its indemnification policy for directors and officers, the Company entered into an agreement to advance legal defense costs to its Co-Defendant. The Company filed a claim with its insurance carrier for coverage of related legal expenses and costs for the Company and its Co-Defendant. The insurance carrier reimbursed a portion of the amounts claimed before the end of fiscal year 2014. Plaintiff dismissed the Company from the lawsuit on April 14, 2014 (and subsequently dismissed the Co-Defendant). The Company did not enter into any settlement with the Plaintiff in exchange for its dismissal.

12. Subsequent events

In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s financial statements through the date the financial statements were issued. The Company believes that there are no material events that would require disclosure.

Financial Highlights

	Year ended November 30
	2015	2014	2013	2012	2011
Per share operating performance (1)

Net asset value, beginning of year	$11.50	$12.98	$24.18	$32.46	$34.45
Net investment income (loss)	(0.09)	(0.08)	0.02	0.09	0.11
Net realized gain (loss) from investments	0.13	(0.48)	(0.38)	2.06	1.17
Net realized gain (loss) from foreign currency transactions	(0.21)	(0.05)	(0.02)	(0.15)	0.00
Net increase (decrease) in unrealized appreciation on investments	(2.96)	(0.83)	(10.64)	(9.90)	(2.93)
Net unrealized (loss) on translation of assets and liabilities in foreign currency	(0.00)	—	0.00	(0.00)	0.00
Net increase (decrease) in net assets resulting from operations	(3.13)	(1.44)	(11.02)	(7.90)	(1.65)
Dividends
From net investment income	(0.04)	(0.04)	(0.18)	(0.09)	(0.18)
From net realized gain on investments	—	—	—	(0.29)	(0.18)
Capital share transaction
Effect of tender offer/share repurchase	—	—	—	—	0.02
Net asset value, end of year	$8.33	$11.50	$12.98	$24.18	$32.46
Market value per share, end of year	7.16	10.74	12.78	22.00	28.85

Total investment return
Based on market price (2)	(33.02%)	(15.69%)	(41.07%)	(22.43%)	(13.73%)
Based on net asset value (3)	(27.20%)	(11.11%)	(45.56%)	(24.20%)	(4.57%)

Ratio to average net assets
Expenses (4)	1.64%	1.37%	1.21%	0.78%	0.60%
Net investment income (loss)	(0.83%)	(0.54%)	0.11%	0.33%	0.31%

Supplemental data
Net assets, end of year (000 omitted)	$160,744	$221,800	$250,347	$466,493	$626,080
Portfolio turnover rate	10%	7%	7%	11%	6%
Shares outstanding (000 omitted)	19,290	19,290	19,290	19,290	19,290

(1) Per share amounts from operations have been calculated using the average shares method.

(2) Total investment return is calculated assuming a purchase of common shares at the current market price at close the day before and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(3) Total investment return is calculated assuming a purchase of common shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(4) “Adviser operating expenses” impacted the expense ratio by 0.02% and 0.04% during fiscal years 2013 and 2012, respectively. The Company’s former subsidiary, ASA Gold and Precious Metals Advisers LLC, was discontinued on September 23, 2013.

Certain Tax Information for U.S. Shareholders

The Company is a “passive foreign investment company” (“PFIC”) for United States federal income tax purposes. In view of this, United States investors holding shares in taxable accounts are strongly urged to review the important tax information regarding the consequences of an investment in the common shares of the Company, which may be found at www.asaltd.com under

“Investor Information | Tax Information - PFIC”. Due to the complexity and potentially adverse effect of the applicable tax rules, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations, and any additional informational filing requirements.

Dividend Reinvestment and Stock Purchase Plan

Computershare Trust Company, N.A. (“Computer-share”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a dividend reinvestment and stock purchase plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non-shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

For the purpose of making purchases, Computer-share will commingle each participant’s funds with those of all other participants in the CIP. The price per share of shares purchased for each participant’s account shall be the weighted average price of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash purchases being invested. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3.00 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

Additional information regarding the Plan may be obtained from Computershare, P.O. Box 30170, College Station, TX 77842-3170. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (800) 317-4445 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy Notice

The Company is committed to protecting the financial privacy of its shareholders.

We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Results of proposal presented at the annual general meeting of shareholders

The following votes were cast at the Annual General Meeting of Shareholders held on March 12, 2015:

Election of Directors
	For	Against	Abstain
David Christensen	8,758,031	623,102	46,855
Gary Glynn	9,224,346	154,333	49,309
Bruce Hansen	9,216,966	164,074	46,948
Mary Joan Hoene	9,220,264	159,211	48,512
Robert Pilkington	8,755,327	628,480	44,180
Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain
Tait, Weller & Baker LLP	15,317,257	83,496	114,024

Form N-PX/Proxy Voting

The company files a list of its proxy votes with the SEC for the period of July 1 - June 30 of each year on Form N-PX. The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-Q/Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common Shares Repurchased

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. There were no repurchases during the fiscal year ended November 30, 2015 or November 30, 2014. The Company had 19,289,905 shares outstanding on November 30, 2015.

Board of Directors and Officers
of ASA Gold and Precious
Metals Limited

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. The address of each director and officer is c/o ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA 94402.

Interested Director*
David Christensen (53)

Position held with the Company: President and Chief Executive Officer since February 2009; Vice President Investments from May 2007 to February 2009; Director since 2008; and Chief Investment Officer since May 2010

Other Directorships held by Director: Director of Denver Gold Group (non-profit industry association) from 2010 to 2015.

Independent Directors
Gary Glynn (69)

Position held with the Company: Chairman (non-executive) since 2014. Director since 2013.

Principal occupations during past 5 years: President and Chief Investment Officer of U.S. Steel and Carnegie Pension Fund, 1985-2011.

Other Directorships held by Director: Director of Taiwan Opportunities Fund Ltd. since 2012; Director of Trustee of Steelworkers Pension Trust from 2009 to 2011.

Robert Pilkington (70)

Position held with the Company: Deputy Chairman (non-executive) since 2014. Director since 2004 (ASA Limited South Africa from 1979 to 2004)

Principal occupations during past 5 years: Investment Banker and Senior Advisor from 2011 to 2015 and prior thereto was Managing Director of UBS Securities LLC.

Other Directorships held by Director: Director of Avocet Mining PLC (gold mining company) from 1996 to 2014.

Bruce Hansen (58)

Position held with the Company: Director since 2014

Principal occupations during past 5 years: Chief Executive Officer, General Moly, Inc. since 2007; Various executive positions with Newmont Mining Corporation, including Senior Vice President and Chief Financial Officer, 1997 to 2006.

Other Directorships held by Director: Director of Energy Fuels Inc. since 2006; Director of General Moly Inc. since 2007; Director and past Chairman (2011) of the Nevada Mining Association (a non-profit industry association) since 2010.

Mary Joan Hoene, (66)

Position held with the Company: Director since 2014

Principal occupations during past 5 years: Counsel, Carter Ledyard & Milburn LLP since 2010.

Other Directorships held by Director: None

Other Officers
Jack Huntington (45)

Position held with the Company: Chief Compliance Officer since September 2015.

Principal occupations during past 5 years: Fund Chief Compliance Officer at Foreside Fund Officer Services, LLC since 2015; Senior Vice President and Counsel at Citi Fund Services from 2008 to 2015.

Sara Heston (36)

Position held with the Company: Vice President Investments since December 2013; Analyst from January 2010 to December 2013.

David Lin (37)

Position held with the Company: Principal Financial Officer and Controller since September 2014.

Other principal occupations during past 5 years: Director of Finance from 2012 to 2014 and Controller from 2008 to 2012 for White Oak Global Advisors, LLC; Chief Financial Officer for White Oak Merchant Partners, LLC from 2010 to 2014.

* By reason of being an Officer of the Company

Other Information

Executive Office and Shareholder Services

ASA Gold and Precious Metals Limited
400 S. El Camino Real, Suite 710
San Mateo, CA 94402 U.S.A.
(800) 432-3378

Registered Office

Canon’s Court
22 Victoria Street
Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel

Appleby, Hamilton, Bermuda
K&L Gates LLP, Washington, DC, U.S.A.

Custodian

JPMorgan Chase Bank, N.A.
New York, NY, U.S.A.

Fund Accountants

Kaufman Rossin Fund Services, LLC
Miami, FL, U.S.A.

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 30170, College Station, TX, 77842-3170
(800) 317-4445

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.

[This Page Intentionally Left Blank]

Item 2.	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

	(b)	Not applicable.

(c)

During the period covered by this report, there was no amendment to the code of ethics referred to in paragraph (a) of this Item that apply to a covered person and relate to any element of such code set forth in paragraph (b) of this Item 2.

	(d)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in paragraph (a) of this Item.

	(e)	Not applicable.

	(f)	A copy of the registrant’s code of ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors determined that Bruce Hansen, Chairman of the registrant’s Audit and Ethics Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Hansen is “independent” as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the registrant’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings for 2015 and 2014 were $50,000 and $50,000, respectively.

	(b)	Audit-Related Fees – There were no fees billed for assurance and related services rendered by the independent auditors that were reasonably related to the performance of the audit or review of the registrant’s financial statements for 2015 and 2014.

(c)

Tax Fees – The aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning for 2015 and 2014 were $5,000 and $5,000, respectively. The figures for 2015 and 2014 include fees billed for U.S. tax advisory services.

(d)	All Other Fees – There were no non-audit fees not disclosed above that were billed for products and services provided by the independent auditors for 2015 and 2014.

(e)(1)

The Audit and Ethics Committee (“Committee”) of the registrant has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 (“Exchange Act”) which are approved by the Committee prior to the completion of the audit. Any individual project that does not exceed $25,000 may be pre-approved by the Chairman of the Committee. Any such pre-approval by the Chairman of the Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.

(e)(2)	None of the services described in paragraphs (b) – (d) above were approved by the Audit and Ethics Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed by the independent auditors for non-audit services rendered to the registrant for 2015 and 2014 were $5,000 and $5,000, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are: Messrs. Bruce Hansen (Chairman), Gary Glynn, Robert Pilkington, Ms. Mary Joan Hoene.

(b) Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ASA Gold and Precious Metals Limited

Proxy Voting Policies and Procedures

The following is a statement of the proxy voting policies and procedures of ASA Gold and Precious Metals Limited (“ASA”).

Proxy Administration

ASA’s portfolio is primarily comprised of holdings in precious metals companies, and thus proxy voting will be done by ASA on proposals made by these issuing companies (“portfolio company” or “portfolio companies”).

ASA understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of its shareholders. ASA attempts to process every proxy vote it receives. However, voting proxies for shares of certain non- U.S. companies may involve significantly greater effort and cost than voting proxies for shares of U.S. companies. There may be situations where ASA may not or cannot vote a proxy. For example, ASA may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting. In addition, ASA may not receive proxy materials when it holds depository receipts, (“ADRs”) as opposed to the underlying securities. Certain issuers do not instruct the holding banks to solicit proxies from depository receipt holders.

Authority and responsibility to vote proxies with respect to ASA’s portfolio securities has been delegated to the President and, in his absence or inability to act, the Chief Compliance Officer. In evaluating proxy proposals, the President (or the Chief Compliance Officer, when appropriate) may consider information from various sources, including the board of directors (“board”) of ASA presenting a proposal, as well as independent sources. The ultimate decision rests with the President (or Chief Compliance Officer, when appropriate), who is accountable to the Board of Directors of ASA.

General Principles

For the purposes of ASA, a “portfolio company” is defined as a company in which ASA holds securities or assets.

In voting proxies, ASA will act solely in the best economic interests of its shareholders with the goal of maximizing the value of ASA’s portfolio. These policies and procedures are designed to promote accountability of a portfolio company’s management and board to its shareholders and to align the interests of those portfolio companies and their management with those of shareholders.

These policies and procedures recognize that a portfolio company’s managers are entrusted with the day-to-day operations of the company, as well as longer- term strategic planning, subject to the oversight of that company’s board.

ASA believes that the quality and depth of a portfolio company’s management and its board is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of the portfolio company’s board on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company’s board will not be supported whenever it is determined not to be in the best interests of ASA and its shareholders.

Specific Policies

A. Routine Matters

1.	Election of Directors. In general, ASA will vote in favor of the board’s director nominees if they are running unopposed. ASA believes that the board is in the best position to evaluate the qualifications of its directors and the needs of a particular board. Nevertheless, ASA will vote against, or withhold its vote for, any nominee whom it feels is not qualified or appears to lacks sufficient independence. When the board’s nominees are opposed in a proxy contest, ASA will evaluate which nominee’s publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

2.	Ratification of Selection of Auditors. In general, ASA will rely on the judgment of the board in selecting the independent auditors. Nevertheless, ASA will examine the recommendation of the board in appropriate cases (e.g., where there has been a change in auditors based upon a disagreement on accounting matters).

3.	Stock Option and Other Equity Based Compensation Plan Proposals. ASA will generally approve the board’s recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

B. Acquisitions, Mergers, Reincorporations, Reorganizations and
    Other Transactions

Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, ASA does not have a general policy in regard to voting on those transactions. ASA will vote on a case-by-case basis on each transaction.

C. Changes in Capital Structure

ASA evaluates proposed capital actions on a case-by-case basis and will generally defer to the business analysis of the portfolio company’s board in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action, and ASA’s vote will be made in a manner consistent with the objective of maximizing long-term shareholder value.

D. Anti-Takeover Proposals

In general, ASA will vote against any proposal which ASA believes would materially contribute to preventing a potential acquisition or takeover of the portfolio company, including proposals to:

• Stagger the board;

• Introduce cumulative voting;

• Introduce unequal voting rights;

• Create supermajority voting;

• Establish preemptive rights.

In general, ASA will vote in favor of any proposals to reverse the above.

E. Shareholder Proposals Involving Social, Moral or Ethical Matters

In general, ASA will vote in accordance with the recommendation of the portfolio company’s board on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where ASA believes a proposal has substantial economic implications.

F. Conflicts of Interest

In view of the fact that ASA is internally managed and does not have an outside investment advisor, it is unlikely that conflicts of interest will arise in voting the proxies of ASA’s portfolio companies. ASA maintains a record of affiliated persons and ownership of more than ½ of 1% of any publicly traded companies of each director and officer of ASA, including the Chief Executive Officer, Chief Compliance Officer and Chief Financial Officer. The Chief Executive Officer is primarily responsible for voting the proxies of ASA’s portfolio companies. In the event that the Chief Executive Officer has a personal conflict of interest or is unable to vote, the proxy may be voted by the Chief Compliance Officer. In cases of a conflict of interest, a record shall be maintained confirming that ASA’s vote was made solely in the interests of ASA and without regard to any other consideration.

G. Recordkeeping

ASA uses ProxyEdge, a third party automated proxy voting service. Where appropriate, rationales for “No” votes cast by ASA will be supported by footnoted documentation on ProxyEdge. According to the Proxy Edge website, this service is a “suite of electronic voting services that help simplify the management of institutional proxies. The system manages the process of meeting notifications, voting, tracking, mailing, reporting, record maintenance and even vote disclosure rules enacted by the SEC.”

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, the information set forth below is as of November 30, 2015.

(a)(1)

As of the date of this filing, January 28, 2016, David J. Christensen, President and Chief Executive Officer of the registrant since February 2009, is responsible for the day-to-day management of the registrant’s portfolio. Mr. Christensen joined the registrant in 2007 as Vice President – Investments and served in that capacity until February 2009. He served as Vice President, Corporate Development of Gabriel Resources Ltd. from 2006 to 2008; was an independent financial consultant from 2003 to 2006; and was Director of Fundamental Equity Research for Credit Suisse First Boston from 2002 to 2003.

(2)

Mr. Christensen is not responsible for the day-to-day management of the portfolio of any other registered investment company, other pooled investment vehicle or other account, except his personal accounts or those of members of his family. Conflicts of interest could arise when a portfolio manager personally buys, holds or sells securities held or to be purchased or sold by the registrant. The registrant has codes of ethics and procedures designed to address potential conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(3)

Mr. Christensen’s compensation as Portfolio Manager consists of a fixed salary and a discretionary bonus, each as determined annually by the Board of Directors upon the recommendation of its Compensation Committee. In determining Mr. Christensen’s compensation, the Board of Directors and Compensation Committee consider his overall performance and his management responsibilities with the registrant, including those not related to the investment performance of the registrant’s portfolio. Investment performance is based on, among other things, relative performance to the Company’s benchmark, the FTSE Gold Mines Index. Mr. Christensen also receives reimbursement of medical insurance. The Company pays the premium for Mr. Christensen’s life insurance. In addition, under certain circumstances, Mr. Christensen may be entitled to compensation in the event that his services are terminated by the registrant.

	(4)	As of the date of this filing, January 28, 2016, Mr. Christensen beneficially owns common shares of registrant having a value in the range of $50,000-$100,000.

	(b)	Not applicable

Item 9.	Purchase of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs

December 2014–November 2015	—	—	—	—

Total	—(1)	—	—(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2) The Board reauthorized the Company’s share repurchase plan on June 17, 2011.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 26, 2016.

Item 11.	Controls and Procedures

(a)

The President and Chief Executive Officer and the Controller, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	The code of ethics that is the subject of disclosure under Item 2 above is attached hereto.

	(2)	The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

	(3)	Not applicable.

(b)

The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Gold and Precious Metals Limited

Date: January 28, 2016	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: January 28, 2016	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: January 28, 2016	By:	/s/ David Lin
David Lin
Chief Financial Officer
(Principal Financial Officer)